Short-term loan receivable	12 Months Ended
Jun. 30, 2025
Short-term loan receivable

6.	Short-term loan receivable

On June 16, 2025, the Company advanced $2,046,450 (USD $1,500,000) to The T.I.M.E. Organization, Inc. under a senior secured term loan agreement. The loan has a contractual tenor of nine months, maturing in March 2026.

The loan is repayable in 39 consecutive weekly instalments of USD $44,041, commencing the first week of July 2025. The total expected cash inflow over the term of the loan is approximately USD $1,717,600. The effective yield embedded in the amortization schedule is approximately 43% per annum. Prepayment is permitted at any time, subject to a 1% premium if prepaid prior to the 26th weekly payment.

The facility is secured by a first-priority lien over the borrower’s present and future accounts receivable, inventory, equipment, general intangibles, and cash. The loan agreement also contains standard financial and reporting covenants, restrictions on incurrence of additional debt, and customary events of default provisions.

The Company has designated this loan as a short-term financial asset measured at amortized cost. As at June 30, 2025, the short-term loan receivable was recorded at $2,046,450.